EXHIBIT 99.1 Investor Presentation February 2019 NYSE: BCO

Safe Harbor Statement and Non-GAAP Results These materials contain forward-looking information. Words such as "anticipate," "assume," "estimate," "expect," “target” "project," "predict," "intend," "plan," "believe," "potential," "may," "should" and similar expressions may identify forward-looking information. Forward-looking information in these materials includes, but is not limited to information regarding: 2018 non-GAAP outlook, including revenue, operating profit, margin rate, earnings per share and adjusted EBITDA; 2018 and future years’ tax rates and payments; projected contributions for legacy liabilities; expected price increases in the Argentina business; 2019 revenue, operating profit, margin rate and adjusted EBITDA targets; closing of the Rodoban acquisition; 2018 -2020 capital expense outlook; 2018 and 2019 target cash flow; net debt and leverage outlook, maturity of outstanding debt, and future investment in and results of acquisitions. Forward-looking information in this document is subject to known and unknown risks, uncertainties and contingencies, which are difficult to predict or quantify, and which could cause actual results, performance or achievements to differ materially from those that are anticipated. These risks, uncertainties and contingencies, many of which are beyond our control, include, but are not limited to: our ability to improve profitability and execute further cost and operational improvement and efficiencies in our core businesses; our ability to improve service levels and quality in our core businesses; market volatility and commodity price fluctuations; seasonality, pricing and other competitive industry factors; investment in information technology and its impact on revenue and profit growth; our ability to maintain an effective IT infrastructure and safeguard confidential information; our ability to effectively develop and implement solutions for our customers; risks associated with operating in foreign countries, including changing political, labor and economic conditions, regulatory issues, currency restrictions and devaluations, restrictions on and cost of repatriating earnings and capital, impact on the Company’s financial results as a result of jurisdictions determined to be highly inflationary, and restrictive government actions, including nationalization; labor issues, including negotiations with organized labor and work stoppages; the strength of the U.S. dollar relative to foreign currencies and foreign currency exchange rates; our ability to identify, evaluate and complete acquisitions and other strategic transactions and to successfully integrate acquired companies; costs related to dispositions and market exits; our ability to obtain appropriate insurance coverage, positions taken by insurers relative to claims and the financial condition of insurers; safety and security performance and loss experience; employee, environmental and other liabilities in connection with former coal operations, including black lung claims; the impact of the Patient Protection and Affordable Care Act on legacy liabilities and ongoing operations; funding requirements, accounting treatment, and investment performance of our pension plans, the VEBA and other employee benefits; changes to estimated liabilities and assets in actuarial assumptions; the nature of hedging relationships and counterparty risk; access to the capital and credit markets; our ability to realize deferred tax assets; the outcome of pending and future claims, litigation, and administrative proceedings; public perception of our business, reputation and brand; changes in estimates and assumptions underlying critical accounting policies; the promulgation and adoption of new accounting standards, new government regulations and interpretation of existing standards and regulations. This list of risks, uncertainties and contingencies is not intended to be exhaustive. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found under "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the period ended December 31, 2017, and in our other public filings with the Securities and Exchange Commission. The forward-looking information discussed today and included in these materials is representative as of February 6, 2019, unless otherwise noted, and The Brink's Company undertakes no obligation to update any information contained in this document. These materials are copyrighted and may not be used without written permission from Brink's. Today’s presentation is focused primarily on non- GAAP results. Detailed reconciliations of non-GAAP to GAAP results are included in the appendix. 2

World’s Largest Cash Management Company1 As of 12/31/2018 (pro forma to include full-year data for Dunbar) Global Market Leader Revenue Countries Regions Global cash market $16.5 billion2 SA, NA, EMEA, Asia Brink’s1,3 $3.7B 117 Pacific SA, EMEA, Asia, Prosegur $2.0B 21 Other Australia Loomis Loomis $2.2B 20 EMEA, NA G4S G4S $1.6B 42 EMEA, SA, Asia, NA Prosegur Garda Garda $0.8B 2 NA Brink’s Operations 2018 Segment Revenue1 2018 Segment Op Profit1 41 countries South North America North 1,200 facilities America 25% America South 47% 32% America 13,500 vehicles 43% 62,400 employees Rest of Rest of World World 28% 25% 1. Publicly available company data for cash services businesses. Brink’s data includes full-year pro forma data for Dunbar. Amounts may not add due to rounding. 3 2. Freedonia, January 2017 and Brink’s internal estimates 3. See detailed reconciliations of non-GAAP to GAAP results included in the appendix.

Lines of Business and Customers1 68% of Pro Forma Segment Revenue Outside of U.S. 2018 Pro Forma Revenue by Line of Business Customers Guarding $0.2B France Guarding (5%) Sale Financial Retail Institutions High-Value Services $3.7B Core $1.6B Services (43%) $1.9B (52%) Government/ Other High-Value Services Core Services • Brink’s Global Services (BGS) • Cash-in-Transit (CIT) • Money processing • ATM services • Vault outsourcing • CompuSafe® and retail services • Payments 4 1. Brink’s data as of 12/31/2018; includes full-year pro forma data for Dunbar. Note: See detailed reconciliations of non-GAAP to GAAP results included in the appendix; amounts may not add due to rounding

Strong Position in Largest Markets Estimated Market Share in Key Countries United States Canada Mexico Brink’s Other Other Other Dunbar Garda Garda GSI Loomis Argentina Brazil France Brink’s Brink’s Brink’s Other Maco Other Rodoban Other Temis Prosegur Protege Loomis Prosegur Prosegur 5 Note: Internal estimates of cash market share. Includes completed acquisitions.

Our Strategy Introduce Accelerate Differentiated Profitable Growth Services • Grow high-value services • Leverage uniform, best-in- • Grow account share class global technology base Introduce Accelerate with large FI customers for logistics and operating Differentiated Profitable systems Services Growth • Increase focus on (IDS) (APG) smaller FIs • Offer end-to-end cash supply chain managed Culture • Penetrate large, services unvended retail market • Launch customer portal and • Explore core and Close the Gap — adjacent acquisitions value-added, fee-based Operational services Excellence (CTG) Close the Gap • Operational excellence • Increase operational • Lead industry in safety productivity and security • Achieve industry-leading • Exceed customer margins expectations 6

Three-Year Strategic Plan – Strategy 1.0 + 1.5 Organic Growth + Acquisitions 2019 Adjusted EBITDA Target $600 Million – 3-yr CAGR ~21%* Strategy 1.5 Acquisitions • Focus on “core-core” & “core-adjacent” Adj. EBITDA $120 • Capture synergies & improve density13.3% Op Profit $105 • 10 Acquisitions closed to date Margin • $1.1B invested in closed and announced acquisitions to date Strategy 1.0 • Close the Gap Core Organic Growth Adj. EBITDA $480 • Accelerate Profitable Growth Op Profit $310 • Introduce Differentiated Services – technology-driven 2017 2018 2019 Organic Growth + Acquisitions = Increased Value for Shareholders 7 Note: See detailed reconciliations of non-GAAP to GAAP results included in the appendix. * Growth rates calculated based on the mid-point of the range

A Clear Path to Value Creation 2017-2019 Non-GAAP Operating Profit Improvement (Non-GAAP, $ Millions) (excluding Acquisitions & FX) Breakthrough Initiatives $380 $325 $216 2016 Branch Fleet Crew Labor Network Sales Growth/ Corporate 2019 Constant 2019 Organic Target Base Standardization Improvements Optimization CompuSafe Currency Guidance (as of 3/2/17) and Other (before 2.0 investment) 8 Note: See detailed reconciliations of non-GAAP to GAAP results included in the appendix. Constant Currency represents 2019 Guidance at 2019 Target exchange rates as of Investor Day March 2, 2017.

Strategy 1.5 – Core Acquisitions Synergistic, Accretive Acquisitions in Our Core Markets Core Acquisitions-to-Date • 2017: 6 completed France • 2018: 3 completed - Dunbar (U.S.), U.S. (Temis) Colombia (minority partner buyout) and (AATI) U.S. (Dunbar) WorldBridge (Cambodia) Brazil • 2019: Rodoban completed; 3 pending (1 Colombia (Minority Partner Signed not closed in Colombia and 2 in Brazil) Buyout) PagFacil Signed not • Closed acquisitions expected to generate closed Rodoban Chile Signed not Adjusted EBITDA of $120 million in 2019 (LGS) closed – Fully synergized ~$180M Argentina • Strong pipeline of additional opportunities (Maco) 9 Note: See detailed reconciliations of non-GAAP to GAAP results included in the appendix.

Strategy 2.0 – Total Cash Ecosystem Further Expansion into Cash-Related, High-Value Services Strategy 2.0 • Expand high-margin, high-value, cost-effective service offerings: Expand Services o Add new unvended and underserved customers with attractively13.3% -priced, high-value services Margin & Customer o Increase share with existing customers via a broader array of high-value services Base 2019 2020 2021 Plan to Invest ~$20M (operating expense) in 2019 • Implement customer-facing app and portal • Enhance and integrate operating systems • Strengthen product, marketing and sales organizations • Develop go-to market strategies and conduct customer pilots ~$20 Million Operational Expenditures to Drive High-Margin Growth in 2020 10

Full-Year 2018 Non-GAAP Results Delivering Results Despite FX Pressure (Non-GAAP, $ Millions, except EPS) Revenue +8% Op Profit +23% Adj. EBITDA +20% EPS +14% Constant currency +14% Constant currency +48% Constant currency +37% Constant currency +44% Organic +7% Organic +38% Acq +7% Acq +10% FX (6%) FX (25%) $417 $584 $3,630 $3,438 $4.35 $512 $3,193 $347 16.1% $2,908 11.5% Margin Margin $425 $3.46 $281 14.9% $3.03 10.1% 12.8% Margin Margin Margin $342 13.3% 8.8% Margin $216 Margin $2.28 11.8% 7.4% Margin Margin 2016 2017 2018 Const. 2016 2017 2018 Const. 2016 2017 2018 Const. 2016 2017 2018 Const. Curr. Curr. Curr. Curr. 11 Notes: See detailed reconciliations of non-GAAP to GAAP results included in the Appendix. Constant currency represents 2018 results at 2017 exchange rates.

2019 Guidance 20% Op Profit Growth (+100 bps) Including $20-$30 Million OpEx Investment (Non-GAAP, $ Millions, except EPS) Revenue +9% Op Profit +20% Adj. EBITDA EPS Constant currency +15% Constant currency +37% Constant currency +30% Constant currency +44% Organic +6% Organic +27% +17% +21% Acq/Disp +8% Acq/Disp +10% FX (6%) FX (17%) $590- $4.10 - $405- ~$3,750 $610 $4.30 $425 15.8% - ~15.7% $3,438 16.3% Margin $512 Margin $3,193 $347 11.2%xx%- $3.46 14.9%15.9% 11.7%Margin $2,908 ~11% MarginMargin ~10.9%Margin $3.03 Margin $425 Margin ~16% $281 ~14.5% Margin 10.1% 13.3%13.5% Margin Margin $342 MarginMargin 10.1% 14.9% $2.28 $216 9.9%- 8.8% Margin Margin 10.4% 13.3% Margin 13.3% Margin 11.8%12.7% Margin Margin MarginMargin 7.4% 8.8% Margin8.8% 11.8% Margin 11.8% Margin Margin 7.4% Margin Margin7.4% Margin 2016 2017 2018 2019 2016 2017 2018 2019 2016 2017 2018 2019 2016 2017 2018 2019 Guidance Guidance Guidance Guidance See detailed reconciliations of non-GAAP to GAAP results in the Appendix. 12 2019 growth rates calculated based on mid-point of range provided vs 2018. Constant currency represents 2019 guidance at 2018 exchange rates.

2019 Guidance - Operating Profit and Adjusted EBITDA (Non-GAAP, $ Millions) OP % Change vs. 2018 ~27% ~10% ~37% (~17%) ~20% $655 - $675 $590 - $610** Adjusted ~ $190 EBITDA $512 ~ $185 $33 ( $60 ) $165 $95 D&A/Other $465 - $485 $405 - $425 $347 Operating Profit 10.1% ~11% Margin Margin 2018 Actual Organic Acq / Disp* 2019 Guidance FX 2019 Guidance Constant Currency EPS $3.46 $1.10 $0.43 $4.89 - $5.09 ($0.79) $4.10 – $4.30 Note: Amounts may not add due to rounding. Constant currency represents 2019 guidance at 2018 guidance exchange rates. See detailed reconciliations of non-GAAP to GAAP results in the Appendix. 13 * Acq/Disp amounts include the impact of prior year trailing twelve-month results for acquired and disposed businesses ** Assumes currency rates as of December 31, 2018 for all currencies (except the Argentine peso, for which the company is using an estimated 2019 rate of 45 pesos to the U.S. dollar)

Free Cash Flow (includes completed acquisitions) (Non-GAAP, $ Millions) Adjusted EBITDA $600 Working Capital: Revenue growth offset by DSO, DPO improvement $45 Cash Restructuring: Acquisitions (Dunbar, Rodoban, Temis) $512 $65 Cash Taxes: Higher income offset by lower ETR, FTCs and refund timing $36 $425 $80 Cash Interest: Higher Net Debt (acquisitions) offset by rates $91 (amend and extend) $86 $64 Cash Capital Expenditures: (detail in appendix) $190 Maintenance: ~4.5% of Revenue $84 Incremental: Strategic initiatives and acquisitions $27 $155 $170 $220 Free Cash Flow before Dividends $166 1 $58 2017 2018 2019 Actual Actual Target $255 $357 $410 EBITDA – Non-GAAP Cash CapEx 2019 Free Cash Flow target – almost quadruples in two years 14 Note: Amounts may not add due to rounding. Non-GAAP Free Cash Flow excludes the impact of Venezuela operations. See detailed reconciliations of cash flows in the Appendix.

Net Debt and Leverage (Non-GAAP, $ Millions) Net Debt Adjusted EBITDA and Financial Leverage Significant capacity for acquisitions Leverage Ratio1 1.4 ~1.3 2.4 ~2.0 ~2.0 Adjusted ~ $1,300 EBITDA + ~$480 ~$595 ~$645 Synergized $1,214 Acquisitions $612 ~ $600 $512 $512 $425 $425 Dec 2017 Dec 2018 Pro-forma 2017 Pro-forma 2018 Pro-forma Pro-forma 2 2019 3 2017 2018 2 2019 2 1. Net Debt divided by Adjusted EBITDA 2. Additional pro-forma impact (TTM) based on post-closing synergies through 2020 of closed acquisitions. 15 3. Forecasted utilization based on business plan through 2019 including closed acquisitions. Note: See detailed reconciliations of non-GAAP to GAAP results in the appendix

Credit Facility and Debt Structure Debt Balance Amended Credit Facility ~$2.5 B • Term Loan A increased from $467 million to $800 million ~$2.2 B Available Committed Available Capacity of • Secured revolving credit facility Committed ~$1.0B consistent at $1.0 billion Capacity of ~$0.7B • Interest floats based on LIBOR plus a margin that is a minimum Revolver $340 of 25 bps lower than previous 1 $592 financing • Interest rate swap locking 1 Senior Notes $592 $400 million at fixed rate $800 • Expected interest rate: ~4.25% 1 Term Loan A $467 Capital Leases • Matures February 2024; Term & Other Loan A amortizes at 5% per year $145 $145 12/31/2018 12/31/2018 Pro-forma as Amended • Closing fees of $4 million Additional ~$332 Million of Capacity to Execute Strategy with Improved Terms 16 1. Net of unamortized issuance costs of $8.0 million on Senior Notes and $1.8 million on Term Loan A.

Comparison to Industrial Services/Route-Based Peers1 Peers Brink’s Specialized fleet   Focus on route density and optimization   Strong recurring revenue   High customer retention   Ability to leverage physical infrastructure   Accretive/high-synergy M&A   Technology-enhanced logistics   Organic Growth ~4% ~6% Adj. EBITDA margin ~24% ~16% 3-yr Adj. EBITDA CAGR ~6% ~21% EV/2019E Adj. EBITDA Multiple ~13x - 15x ~9x Industrial Services/Route-Based peers include Cintas Corporation (CTAS), Iron Mountain, Inc. (IRM), Rollins, Inc. (ROL), ServiceMaster Global Holdings, Inc. (SERV), Stericycle, Inc. (SRCL), UniFirst Corporation (UNF) and Waste Management, Inc. (WM). See page 22 of the appendix for additional metrics. 1. Financial metrics and calculations based on 2016-2019 fiscal year-end non-GAAP actuals and estimates, BCO guidance, Factset data and broker consensus estimates, publically available 17 information, and internal estimates as of February 19, 2019. Components of the calculation may differ between companies. BCO EV/Adj. EBITDA calculation includes debt related to the Rodoban acquisition and excludes retirement and postemployment benefit obligations.

Compared to Industrial Services/Route-Based Peers…1 We’re growing faster 21% CAGR is ahead of peers and we’re closing the gap Organic Revenue Growth Adj. EBITDA Margin Brink’s Peer Avg. Brink’s Peer Avg. ~24% ~24% ~16% ~6% ~6% ~12% ~4% 2019 2016-2018 2016-2018 Est. Guidance Avg. 2016 2019 2016 2019 Total Revenue Actual Guidance Actual Estimate ~9% Growth Why the valuation discount? Forward 2019 Multiple EV / EBITDA Valuation Gap Opportunity ~13x - 15x ~4x - 6x ~9x Brink's Peers Industrial Services/Route-Based peers include Cintas Corporation (CTAS), Iron Mountain, Inc. (IRM), Rollins, Inc. (ROL), ServiceMaster Global Holdings, Inc. (SERV), Stericycle, Inc. (SRCL), UniFirst Corporation (UNF) and Waste Management, Inc. (WM). See page 22 of the appendix for additional metrics. 1. Financial metrics and calculations based on 2016-2019 fiscal year-end non-GAAP actuals and estimates, BCO guidance, FactSet data and broker consensus estimates, publically available 18 information, and internal estimates as of February 19, 2019. Components of the calculation may differ between companies. BCO EV/Adj. EBITDA calculation includes debt related to the Rodoban acquisition and excludes retirement and postemployment benefit obligations.

Continued Improvement Expected in 2019 (Non-GAAP, $ Millions, except EPS) Operating Profit & Adj. EBITDA 2019 Guidance 6% Revenue $3.75B ~16% (organic growth) 14.9% $405 - $425 Op Profit +20% 13.3% ~11% margin $590 - $610 Adj. EBITDA +17% Adj. EBITDA 11.8% ~16% margin Margin ~11% 10.1% EPS $4.10 - $4.30 +21% 8.8% $590 - $610 Op Profit 7.4% Margin $512 ~ $185 $425 $165 Adj. $342 EBITDA $144 D&A/Other $126 $405- $425 $347 $281 Op Profit $216 2016 2017 2018 2019 Target 19 Notes: See detailed reconciliations of non-GAAP to GAAP results included in the Appendix.

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Appendix

1 Industrial Services/Route-Based Peer Comparisons Business Overview 2019E Financial Metrics Growth Valuation 3-Year Adj. Adj. EBITDA Capex EBITDA Company Description OP Margin Margin (% of Rev) CAGR EV / Adj. EBITDA Cash The Brink's Company (BCO) 4 Management ~11% ~16% ~6% ~21% ~9x Uniform rental and Cintas Corporation (CTAS) ~17% ~22% ~4% ~18% ~16x cleaning services Information Iron Mountain, Inc. (IRM) protection and ~19% ~34% ~13% ~11% ~12x storage Rollins, Inc. (ROL) Pest control ~17% ~21% ~1% ~10% ~30x ServiceMaster Global 2 Pest control ~18% ~22% ~3% ~0% ~17x Holdings, Inc. (SERV) Medical waste Stericycle, Inc. (SRCL) ~18% ~22% ~4% ~(3%) ~9x management Uniform rental and UniFirst Corporation (UNF) ~10% ~16% ~7% ~0% ~9x cleaning services Non-hazardous Waste Management, Inc. waste ~18% ~28% ~11% ~6% ~12x (WM) management 3 Peer Average ex. BCO ~17% ~24% ~6% ~6% ~15x Average ex. ROL ~13x 1. Financial metrics and calculations based on 2016-2019 fiscal year-end non-GAAP actuals and estimates, BCO guidance, Factset data and broker consensus estimates, publically available information, and internal estimates as of February 19, 2019. Components of the calculation may differ between companies. BCO EV/Adj. EBITDA calculation includes debt related to the Rodoban acquisition and excludes retirement and postemployment benefit obligations. 2. Adjusted to account for the disposition of American Home Shield in the fourth quarter of 2018. 22 3. Including Prosegur Cash SA (BME:CASH) and Loomis (OMX:LOOMB), the peer average is reduced from ~15x to ~14x. 4. Excludes CompuSafe® Service

Currency Impact is Translational, Not Transactional (LC per 1 US$, except Euro) Exchange Rates Highlights (LC per 1 US$, except Euro) Dec 31, 2017 Dec 31, 2018 Transactional Currency Impact • Almost all revenue and expenses transacted in local currency • Local currency organic growth and margin 3.31 1.26 1.20 19.7 19.7 expansion initiatives not affected by currency 1.15 1.36 3.88 2018 impact of currency devaluation excluding the Argentine Peso versus 2017 was ~(3%) Brazil Canada France Mexico Real Dollar Euro Peso % Devaluation 15% 8% 4% -% 23

Argentina Revenue 2013-2018 by Quarter (excludes Maco) 10% (2%) Devaluation (12%) (8%) (19%) (27%) (30%) USD Revenue 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 Devaluation Recovery • Local currency growth has exceeded inflation over time due to price, ad valorem and volume Devaluation historically covered by price and ad valorem increases over time. • Union-negotiated salary increases drive pricing • Ad-valorem revenue driven by higher volumes and value transported or processed USD recovery following a major • Strong operating leverage on price increases… devaluation historically took three quarters. • July 2018 price increase ~30% USD recovery of recent back-to-back major • Organic improvement in other countries also helps offset devaluations could take 6-8 quarters. Argentina currency 24

Non-GAAP Income Tax Rates 2018 Dunbar Acquisition Statutory Tax Rate1 • U.S. had no statutory income • Increase U.S. statutory Argentina 30% in prior years income Brazil 34% - Paid no U.S. Federal tax - No Foreign Tax Credit • Utilize FTCs Chile 27% (FTC) utilization Colombia 37% • Utilize components of U.S. France 34% DTA 2 • U.S. Tax Reform – 2018 Israel 36% - Rate 35% to 21% Mexico 30% - U.S. had statutory earnings at • IRC 338(h)(10) election U.S.3 21% lower rate but other provisions • Incorporate U.S. 21% rate in negative Weighted average 29% - Limited FTC utilization ETR Deductions limited • Initiatives Future ETR Target 31%-33% under tax law 2% - M&A, including Dunbar Near-term Cash Rate Target <25% - Progress on global capital Other ETR items (net), structure Including cross-border - Mix of earnings improvement withholding taxes, etc.4 3% 2018 ETR 34% 2019 ETR Forecast 33% 2018 Cash Tax Rate 32% 2019 Cash Rate Forecast ~20% No U.S. Federal Cash Tax Payments Expected for at Least 6 Years 1. Top 8 in alphabetical order 2. Including dividend withholding taxes 25 3. Excludes U.S. state income tax 4. Includes U.S. state income tax

CapEx Expected to Return to ~4.5% of Revenue in 2020 Capital expenditures 2015 – 20201 (Non-GAAP, $ Millions) Higher 2017-19 CapEx reflects investment in strategic initiatives ~$220 High Return Growth $185 $182 CapEx High High Return Return Growth Growth CapEx CapEx ~4.5% of Revenue $124 $106 Facility Equipment / Other IT Armored Vehicles 2015 Actual 2016 Actual 2017 Actual 2018 Actual 2019 Target 2020 Target % Revenue 3.5% 4.2% 5.8% 5.3% ~6% 2 ~4.5% 2 D&A1 $118 $112 $119 $126 Reinvestment Ratio 0.9 1.1 1.6 1.4 1. Excludes CompuSafe® Service 26 2. Excludes potential acquisitions (through year-end 2019). See detailed reconciliations of non-GAAP to GAAP in the Appendix.

Financing Capacity to Execute the Strategy Credit Facility & Senior Notes Five-Year Credit Facility Ten-Year Senior Notes Revolver Term Loan A • $1.0 billion secured • $800 million secured • $600 million revolving credit Term Loan A unsecured notes facility • Interest floats based • 4.625% interest rate • Interest floats on LIBOR plus a based on LIBOR margin • Matures October plus a margin 2027 • Current interest rate • Current interest ~4.25% rate ~4.25% • Amortizes at 5% per • Matures February year with final 2024 maturity of February 2024 27

Strong and Sustainable Credit Statistics ($ Millions) Maturity Schedule for Credit Facility and Senior Notes $1,000 Revolver Senior Notes $600 $610 Term Loan A $30 $40 $40 $40 $40 2019 2020 2021 2022 2023 2024 2025 2026 2027 Primary U.S. Pension & UMWA: No Cash Outflow Expected Until 20221 $28 $38 $32 $17 $24 $20 2019 2020 2021 2022 2023 2024 2025 2026 2027 28 1. Due to uncertain timing and amounts of contributions, legacy liabilities are typically excluded from “Debt”. Projected cash contributions and assumptions as of 12/31/2018.

Legacy Liabilities – Underfunding at 12/31/2018 ($ Millions) Frozen Primary U.S. Pension UMWA Primary U.S. Pension UMWA 2015 2016 2017 2018 2015 2016 2017 2018 ($206) ($227) ($102) ($108) ($107) ($114) ($294) ($297) 29

Estimated Cash Payments to Frozen U.S. Pension Plan ($ Millions) Payments to Primary U.S. Pension Payments to UMWA $504 $17 $28 $24 $19 $32 $32 $6 $1 2019 2020 2021 2022 2023 2024 2025 2026 2018 2025 2026 2027 After 2027 • Prepaid pension payments in 2014 with an $87 million contribution − Accelerated de-risking of invested asset allocation − Reduced PBGC premiums − No cash payments expected for Primary U.S. Pension based on actuarial assumptions until 2022 − Remeasurement occurs every year-end with 10K filing • No cash payments to UMWA expected until 2025 based on actuarial assumptions at 12/31/2018 30

Frozen Primary U.S. Pension Plan Funded Status (%) Sensitivity Analysis as of 12/31/2018 Change in Discount Rate -2.0% -1.0% 0.0% +1.0% +2.0% (1) 2.4% 3.4% 4.4% 5.4% 6.7% Return Return +20% 87 91 95 99 102 +10% 83 87 91 94 99 0% 80 83 87 91 95 -10% 76 79 82 87 91 “Return Enhancement” Annual “Return -20% 73 75 78 83 87 As Funding Levels Rise, the Potential of a Sale of the Plan Liabilities Increases 1 ~50% of plan assets are invested in Return Enhancement assets intended to generate returns in excess of the Plan’s discount rate. 31 Analysis based on roll forward 1/1/2018 PBO benefit stream provided by Mercer. Custom liability driven investment strategy duration of 12.2 years. Source: SEI

2016 Non-GAAP Results Reconciled to GAAP (1 of 3) The Brink’s Company and subsidiaries Non-GAAP Reconciliations (In millions) 2016 Q1 Q2 Q3 Q4 Full Year Revenues: GAAP $ 721.8 739.5 755.8 803.5 3,020.6 Venezuela operations(a) (32.1) (21.5) (20.4) (35.4) (109.4) Acquisitions and dispositions(a) (0.8) (1.5) (0.5) - (2.8) Non-GAAP $ 688.9 716.5 734.9 768.1 2,908.4 Operating profit (loss): GAAP $ 23.5 32.2 59.7 69.1 184.5 Venezuela operations(a) (2.7) (1.6) (2.2) (12.0) (18.5) Reorganization and Restructuring(a) 6.0 2.1 2.3 19.9 30.3 Acquisitions and dispositions(a) 6.8 7.4 3.2 2.1 19.5 Non-GAAP $ 33.6 40.1 63.0 79.1 215.8 Interest expense: GAAP $ (4.9) (4.9) (5.1) (5.5) (20.4) Venezuela operations(a) 0.1 - - - 0.1 Non-GAAP $ (4.8) (4.9) (5.1) (5.5) (20.3) Taxes: GAAP $ 9.4 14.5 19.5 35.1 78.5 Retirement plans(c) 2.6 2.9 2.9 2.9 11.3 Venezuela operations(a) (2.5) (4.7) (2.4) (4.5) (14.1) Reorganization and Restructuring(a) 1.9 0.6 0.7 4.2 7.4 Acquisitions and dispositions(a) 0.3 0.9 0.2 0.4 1.8 Deferred tax valuation allowance(b) - - - (14.7) (14.7) Income tax rate adjustment(f) (1.7) (1.5) 0.1 3.1 - Non-GAAP $ 10.0 12.7 21.0 26.5 70.2 32 Amounts may not add due to rounding. See slide 34 for footnote explanations.

2016 Non-GAAP Results Reconciled to GAAP (2 of 3) The Brink’s Company and subsidiaries Non-GAAP Reconciliations (In millions) 2016 Q1 Q2 Q3 Q4 Full Year Income (loss) from continuing operations attributable to Brink's: GAAP $ (3.1) 0.3 24.5 14.5 36.2 Retirement plans(c) 4.7 5.2 5.0 5.3 20.2 Venezuela operations(a) 1.7 5.0 0.4 (4.5) 2.6 Reorganization and Restructuring(a) 4.1 1.5 1.7 16.4 23.7 Acquisitions and dispositions(a) 6.5 6.5 2.9 2.3 18.2 Deferred tax valuation allowance(b) - - - 14.7 14.7 Income tax rate adjustment(f) 2.1 1.8 (0.2) (3.7) - Non-GAAP $ 16.0 20.3 34.3 45.0 115.6 EPS: GAAP $ (0.06) 0.01 0.48 0.28 0.72 Retirement plans(c) 0.09 0.10 0.10 0.10 0.39 Venezuela operations(a) 0.04 0.09 0.01 (0.09) 0.05 Reorganization and Restructuring(a) 0.08 0.03 0.04 0.33 0.47 Acquisitions and dispositions(a) 0.13 0.13 0.06 0.04 0.37 Deferred tax valuation allowance(b) - - - 0.29 0.29 Income tax rate adjustment(f) 0.04 0.04 (0.01) (0.07) - Non-GAAP $ 0.32 0.40 0.68 0.88 2.28 Depreciation and Amortization: GAAP $ 32.2 32.9 32.4 34.1 131.6 Venezuela operations(a) (0.1) (0.2) (0.1) (0.3) (0.7) Reorganization and Restructuring(a) - - - (0.8) (0.8) Acquisitions and dispositions(a) (0.9) (0.9) (0.9) (0.9) (3.6) Non-GAAP $ 31.2 31.8 31.4 32.1 126.5 33 Amounts may not add due to rounding. See slide 34 for footnote explanations.

2016 Non-GAAP Results Reconciled to GAAP (3 of 3) The Brink’s Company and subsidiaries Non-GAAP Reconciliations (In millions) 2016 Q1 Q2 Q3 Q4 Full Year Adjusted EBITDA(e): Net income (loss) attributable to Brink's - GAAP $ (3.1) 0.3 24.5 12.8 34.5 Interest expense - GAAP 4.9 4.9 5.1 5.5 20.4 Income tax provision - GAAP 9.4 14.5 19.5 35.1 78.5 Depreciation and amortization - GAAP 32.2 32.9 32.4 34.1 131.6 EBITDA $ 43.4 52.6 81.5 87.5 265.0 Discontinued operations - GAAP - - - 1.7 1.7 Retirement plans(c) 7.3 8.1 7.9 8.2 31.5 Venezuela operations(a) (1.0) 0.1 (2.1) (9.3) (12.3) Reorganization and Restructuring(a) 6.0 2.1 2.4 19.8 30.3 Acquisitions and dispositions(a) 5.9 6.5 2.2 1.8 16.4 Income tax rate adjustment(f) 0.4 0.3 (0.1) (0.6) - Share-based compensation(d) 2.8 2.1 1.8 2.8 9.5 Adjusted EBITDA $ 64.8 71.8 93.6 111.9 342.1 The outlook for 2019 Non-GAAP Adjusted EBITDA, 2019 Non-GAAP operating profit, 2019 non-GAAP EPS, and 2019 free cash flow before dividends cannot be reconciled to GAAP without unreasonable effort. We cannot reconcile these amounts to GAAP because we are unable to accurately forecast the impact of highly inflationary accounting on our Argentina operations and other potential Non-GAAP adjusting items for which the timing and amounts are currently under review, such as future restructuring actions. The impact of highly inflationary accounting on our Argentina operations and other potential Non-GAAP adjusting items could be significant to our GAAP results and cash flows. The Non-GAAP outlook for 2019 and 2020 capital expenditures excludes forecasted capital leases and CompuSafe additions for those years. The Non-GAAP outlook for year-end 2019 Net Debt does not include any forecasted changes to the 2018 balance of restricted cash borrowings or certain cash amounts held by Cash Management Services operations. However, it does include forecasted utilization of debt capacity for announced and potential business acquisitions as well as forecasted cash flow impact from closed, announced and potential business acquisitions. (a) See “Other Items Not Allocated To Segments” on slide 39 for details. We do not consider these items to be reflective of our core operating performance due to the variability of such items from period-to-period in terms of size, nature and significance. (b) There was a change in judgment resulting in a valuation allowance against certain tax attributes with a limited statutory carryforward period that are no longer more-likely-than-not to be realized due to lower than expected U.S. operating results, certain non-GAAP pre-tax items, and other timing of tax deductions related to executive leadership transition. (c) Our U.S. retirement plans are frozen and costs related to these plans are excluded from non-GAAP results. Certain non-U.S. operations also have retirement plans. Settlement charges related to these non-U.S. plans are also excluded from non-GAAP results. (d)There is no difference between GAAP and non-GAAP share-based compensation amounts for the periods presented. (e) Adjusted EBITDA is defined as non-GAAP income from continuing operations excluding the impact of non-GAAP interest expense, non-GAAP income tax provision, non-GAAP depreciation and amortization and non-GAAP share-based compensation. (f) Non-GAAP income from continuing operations and non-GAAP EPS have been adjusted to reflect an effective income tax rate in each interim period equal to the full-year non-GAAP effective income tax rate. The full-year non-GAAP effective tax rate was 36.8% for 2016. 34 Amounts may not add due to rounding

2017 – 2018 Non-GAAP Results Reconciled to GAAP (1 of 4) The Brink’s Company and subsidiaries Non-GAAP Reconciliations (In millions) 2017 2018 Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year Revenues: GAAP $ 788.4 805.9 849.5 903.2 3,347.0 $ 879.1 849.7 852.4 907.7 3,488.9 Venezuela operations(a) (48.1) (46.3) (20.8) (38.9) (154.1) (25.8) (25.6) - - (51.4) Non-GAAP $ 740.3 759.6 828.7 864.3 3,192.9 $ 853.3 824.1 852.4 907.7 3,437.5 Operating profit (loss): GAAP $ 70.9 48.3 66.4 88.3 273.9 $ 64.8 61.7 67.0 81.2 274.7 Venezuela operations(a) (21.1) 4.5 (2.5) (1.3) (20.4) (3.5) 1.2 - - (2.3) Reorganization and Restructuring(a) 4.1 5.6 6.4 6.5 22.6 3.7 4.5 7.3 5.1 20.6 Acquisitions and dispositions(a) (0.4) 2.4 6.1 (2.8) 5.3 6.5 7.4 10.7 16.8 41.4 Argentina highly inflationary impact(a) - - - - - - - 8.3 (0.3) 8.0 Reporting compliance(a) - - - - - - 1.4 2.0 1.1 4.5 Non-GAAP $ 53.5 60.8 76.4 90.7 281.4 $ 71.5 76.2 95.3 103.9 346.9 Interest expense: GAAP $ (4.8) (6.0) (7.7) (13.7) (32.2) $ (15.0) (15.8) (17.0) (18.9) (66.7) Venezuela operations(a) - - - 0.1 0.1 - 0.1 - - 0.1 Acquisitions and dispositions(a) - - 0.8 0.3 1.1 0.2 0.2 0.1 0.7 1.2 Argentina highly inflationary impact(a) - - - - - - - - (0.2) (0.2) Non-GAAP $ (4.8) (6.0) (6.9) (13.3) (31.0) $ (14.8) (15.5) (16.9) (18.4) (65.6) Taxes: GAAP $ 14.4 17.3 16.4 109.6 157.7 $ 11.4 18.6 23.0 17.0 70.0 Retirement plans(c) 2.7 3.1 3.2 3.6 12.6 1.9 2.0 2.0 2.0 7.9 Venezuela operations(a) (4.9) (3.8) (3.1) (0.9) (12.7) (1.5) (2.4) - - (3.9) Reorganization and Restructuring(a) 1.4 1.9 2.2 2.1 7.6 1.2 1.5 2.4 1.6 6.7 Acquisitions and dispositions(a) 0.2 0.3 2.5 1.5 4.5 3.1 6.2 2.8 1.7 13.8 Prepayment penalties(b) - - 2.4 (2.2) 0.2 - - - - - Interest on Brazil tax claim(d) - - 1.4 (0.9) 0.5 - - - - - Tax reform(e) - - - (86.0) (86.0) - - - 2.1 2.1 Tax on accelerated income(f) - - - 0.4 0.4 0.5 (0.2) - (0.3) - Argentina highly inflationary impact(a) - - - - - - - 0.6 (0.6) - Reporting compliance(a) - - - - - - 0.3 0.5 (0.7) 0.1 Loss on deconsolidation of Venezuela operations(g) - - - - - - - 0.1 - 0.1 Income tax rate adjustment(h) 2.5 (0.3) (1.5) (0.7) - 3.0 (4.1) (4.6) 5.7 - Non-GAAP $ 16.3 18.5 23.5 26.5 84.8 $ 19.6 21.9 26.8 28.5 96.8 35 Amounts may not add due to rounding. See slide 38 for footnote explanations.

2017 – 2018 Non-GAAP Results Reconciled to GAAP (2 of 4) The Brink’s Company and subsidiaries Non-GAAP Reconciliations (In millions) 2017 2018 Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year Income (loss) from continuing operations attributable to Brink's: GAAP $ 34.7 14.3 19.9 (52.0) 16.9 $ 22.1 (107.8) 17.5 34.9 (33.3) Retirement plans(c) 4.6 5.5 5.8 6.4 22.3 6.9 6.1 6.1 6.2 25.3 Venezuela operations(a) (8.4) 8.3 0.9 - 0.8 0.5 3.0 0.3 0.3 4.1 Reorganization and Restructuring(a) 2.4 3.6 4.0 4.2 14.2 2.5 3.1 4.9 3.4 13.9 Acquisitions and dispositions(a) (0.6) 2.1 4.4 2.3 8.2 6.5 3.8 8.2 14.7 33.2 Prepayment penalties(b) - - 4.1 4.0 8.1 - - - - - Interest on Brazil tax claim(d) - - 2.7 (1.6) 1.1 - - - - - Tax reform(e) - - - 86.0 86.0 - - - (2.1) (2.1) Tax on accelerated income(f) - - - (0.4) (0.4) (0.5) 0.2 - 0.3 - Argentina highly inflationary impact(a) - - - - - - - 7.2 0.1 7.3 Reporting compliance(a) - - - - - - 1.1 1.5 1.8 4.4 Loss on deconsolidation of Venezuela operations(g) - - - - - - 126.7 (0.1) - 126.6 Income tax rate adjustment(h) (2.7) 0.3 1.7 0.7 - (2.6) 4.2 4.0 (5.6) - Non-GAAP $ 30.0 34.1 43.5 49.6 157.2 $ 35.4 40.4 49.6 54.0 179.4 EPS: GAAP $ 0.67 0.28 0.38 (1.02) 0.33 $ 0.42 (2.11) 0.34 0.68 (0.65) Retirement plans(c) 0.09 0.11 0.11 0.12 0.43 0.13 0.12 0.12 0.12 0.49 Venezuela operations(a) (0.16) 0.15 0.02 - 0.02 0.01 0.06 0.01 0.01 0.08 Reorganization and Restructuring(a) 0.04 0.07 0.08 0.08 0.27 0.05 0.06 0.09 0.07 0.27 Acquisitions and dispositions(a) (0.01) 0.04 0.09 0.05 0.16 0.12 0.07 0.16 0.29 0.64 Prepayment penalties(b) - - 0.08 0.08 0.16 - - - - - Interest on Brazil tax claim(d) - - 0.05 (0.03) 0.02 - - - - - Tax reform(e) - - - 1.65 1.66 - - - (0.04) (0.04) Tax on accelerated income(f) - - - (0.01) (0.01) (0.01) - - 0.01 - Argentina highly inflationary impact(a) - - - - - - - 0.14 - 0.14 Reporting compliance(a) - - - - - - 0.02 0.03 0.04 0.09 Loss on deconsolidation of Venezuela operations(g) - - - - - - 2.43 - - 2.44 Income tax rate adjustment(h) (0.05) 0.01 0.03 0.01 - (0.05) 0.08 0.08 (0.11) - Share adjustment(i) - - - 0.02 - - 0.04 - - 0.01 Non-GAAP $ 0.58 0.66 0.84 0.95 3.03 $ 0.68 0.78 0.95 1.05 3.46 36 Amounts may not add due to rounding. See slide 38 for footnote explanations.

2017 – 2018 Non-GAAP Results Reconciled to GAAP (3 of 4) The Brink’s Company and subsidiaries Non-GAAP Reconciliations (In millions) 2017 2018 Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year Depreciation and Amortization: GAAP $ 33.9 34.6 37.9 40.2 146.6 $ 38.8 39.1 41.6 42.8 162.3 Venezuela operations(a) (0.4) (0.4) (0.4) (0.5) (1.7) (0.5) (0.6) - - (1.1) Reorganization and Restructuring(a) (0.9) (0.6) (0.5) (0.2) (2.2) (1.2) (0.2) (0.4) (0.1) (1.9) Acquisitions and dispositions(a) (0.6) (1.1) (2.7) (4.0) (8.4) (3.8) (3.4) (4.5) (6.0) (17.7) Non-GAAP $ 32.0 32.5 34.3 35.5 134.3 $ 33.3 34.9 36.7 36.7 141.6 Adjusted EBITDA(j): Net income (loss) attributable to Brink's - GAAP $ 34.7 14.2 19.9 (52.1) 16.7 $ 22.3 (107.9) 17.4 34.9 (33.3) Interest expense - GAAP 4.8 6.0 7.7 13.7 32.2 15.0 15.8 17.0 18.9 66.7 Income tax provision - GAAP 14.4 17.3 16.4 109.6 157.7 11.4 18.6 23.0 17.0 70.0 Depreciation and amortization - GAAP 33.9 34.6 37.9 40.2 146.6 38.8 39.1 41.6 42.8 162.3 EBITDA $ 87.8 72.1 81.9 111.4 353.2 $ 87.5 (34.4) 99.0 113.6 265.7 Discontinued operations - GAAP - 0.1 - 0.1 0.2 (0.2) 0.1 0.1 - - Retirement plans(c) 7.3 8.6 9.0 10.0 34.9 8.8 8.1 8.1 8.2 33.2 Venezuela operations(a) (13.7) 4.1 (2.6) (1.5) (13.7) (1.5) (0.1) 0.3 0.3 (1.0) Reorganization and Restructuring(a) 2.9 4.9 5.7 6.1 19.6 2.5 4.4 6.9 4.9 18.7 Acquisitions and dispositions(a) (1.0) 1.3 3.4 (0.5) 3.2 5.6 6.4 6.4 9.7 28.1 Prepayment penalties(b) - - 6.5 1.8 8.3 - - - - - Interest on Brazil tax claim(d) - - 4.1 (2.5) 1.6 - - - - - Argentina highly inflationary impact(a) - - - - - - - 7.8 (0.3) 7.5 Reporting compliance(a) - - - - - - 1.4 2.0 1.1 4.5 Loss on deconsolidation of Venezuela operations(g) - - - - - - 126.7 - - 126.7 Income tax rate adjustment(h) (0.2) - 0.2 - - 0.4 0.1 (0.6) 0.1 - Share-based compensation(k) 4.5 4.0 4.0 5.2 17.7 6.8 5.7 6.3 9.5 28.3 Adjusted EBITDA $ 87.6 95.1 112.2 130.1 425.0 $ 109.9 118.4 136.3 147.1 511.7 The outlook for 2019 Non-GAAP Adjusted EBITDA, 2019 Non-GAAP operating profit, 2019 non-GAAP EPS, and 2019 free cash flow before dividends cannot be reconciled to GAAP without unreasonable effort. We cannot reconcile these amounts to GAAP because we are unable to accurately forecast the impact of highly inflationary accounting on our Argentina operations and other potential Non-GAAP adjusting items for which the timing and amounts are currently under review, such as future restructuring actions. The impact of highly inflationary accounting on our Argentina operations and other potential Non-GAAP adjusting items could be significant to our GAAP results and cash flows. The Non-GAAP outlook for 2019 and 2020 capital expenditures excludes forecasted capital leases and CompuSafe additions for those years. The Non-GAAP outlook for year-end 2019 Net Debt does not include any forecasted changes to the 2018 balance of restricted cash borrowings or certain cash amounts held by Cash Management Services operations. However, it does include forecasted utilization of debt capacity for announced and potential business acquisitions as well as forecasted cash flow impact from closed, announced and potential business acquisitions. 37 Amounts may not add due to rounding. See slide 38 for footnote explanations.

2017 – 2018 Non-GAAP Results Reconciled to GAAP (4 of 4) The Brink’s Company and subsidiaries Non-GAAP Reconciliations (In millions) (a) See “Other Items Not Allocated To Segments” on slide 39 for details. We do not consider these items to be reflective of our core operating performance due to the variability of such items from period-to-period in terms of size, nature and significance. (b) Penalties upon prepayment of Private Placement notes in September 2017 and a term loan in October 2017. (c) Our U.S. retirement plans are frozen and costs related to these plans are excluded from non-GAAP results. Certain non-U.S. operations also have retirement plans. Settlement charges related to these non-U.S. plans are also excluded from non-GAAP results. (d) Related to an unfavorable court ruling in the third quarter of 2017 on a non-income tax claim in Brazil. The court ruled that Brink's must pay interest accruing from the initial claim filing in 1994 to the current date. The principal amount of the claim was approximately $1 million and was recognized in selling, general and administrative expenses in the third quarter of 2017. (e) Represents the estimated impact of tax legislation enacted into law in the fourth quarter of 2017. This primarily relates to the U.S. Tax Reform expense from the remeasurement of our net deferred tax assets. (f) The non-GAAP tax rate excludes the 2018 and 2017 foreign tax benefits that resulted from the transaction that accelerated U.S. tax in 2015. (g) Effective June 30, 2018, we deconsolidated our investment in Venezuelan subsidiaries and recognized a pretax charge of $126.7 million. (h) Non-GAAP income from continuing operations and non-GAAP EPS have been adjusted to reflect an effective income tax rate in each interim period equal to the full-year non-GAAP effective income tax rate. The full-year non-GAAP effective tax rate was 34.2% for 2018 and 34.2% for 2017. (i) Because we reported a loss from continuing operations on a GAAP basis in the fourth quarter of 2017, second quarter of 2018 and full year 2018, GAAP EPS was calculated using basic shares. However, as we reported income from continuing operations on a non-GAAP basis in the fourth quarter of 2017, second quarter of 2018 and full year 2018, non-GAAP EPS was calculated using diluted shares. (j) Adjusted EBITDA is defined as non-GAAP income from continuing operations excluding the impact of non-GAAP interest expense, non-GAAP income tax provision, non-GAAP depreciation and amortization and non-GAAP share-based compensation. (k) Due to reorganization and restructuring activities, there was a $0.1 million non-GAAP adjustment to share-based compensation in the fourth quarter and full- year of 2018. There is no difference between GAAP and non-GAAP share-based compensation amounts for the other periods presented. 38

Non-GAAP Reconciliation - Other The Brink’s Company and subsidiaries Other Items Not Allocated to Segments (Unaudited)) Brink’s measures its segment results before income and expenses for corporate activities and for certain other items. See below for a summary of the other items not allocated to segments. Venezuela operations Prior to the deconsolidation of our Venezuelan subsidiaries effective June 30, 2018, we excluded from our segment results all of our Venezuela operating results, due to the Venezuelan government's restrictions that have prevented us from repatriating funds. As a result, the Chief Executive Officer, the Company's Chief Operating Decision maker ("CODM"), has assessed segment performance and has made resource decisions by segment excluding Venezuela operating results. Reorganization and Restructuring 2016 Restructuring In the fourth quarter of 2016, management implemented restructuring actions across our global business operations and our corporate functions. As a result of these actions, we recognized charges of $18.1 million in 2016, an additional $17.3 million in 2017 and $13.0 million in 2018. The actions under this program were substantially completed in 2018, with cumulative pretax charges of approximately $48 million. Executive Leadership and Board of Directors In 2015, we recognized $1.8 million in charges related to Executive Leadership and Board of Directors restructuring actions, which were announced in January 2016. We recognized $4.3 million in charges in 2016 related to the Executive Leadership and Board of Directors restructuring actions. 2015 Restructuring Brink's initiated a restructuring of its business in the third quarter of 2015. We recognized $11.6 million in related 2015 costs and an additional $6.5 million in 2016 related to this restructuring. The actions under this program were substantially completed by the end of 2016, with cumulative pretax charges of approximately $18 million. Other Restructurings Management routinely implements restructuring actions in targeted sections of our business. As a result of these actions, we recognized charges of $4.6 million in 2017 and $7.6 million in 2018, primarily severance costs. For the current restructuring actions, we expect to incur additional costs of up to $7 million in future periods. Due to the unique circumstances around these charges, they have not been allocated to segment results and are excluded from non-GAAP results. Acquisitions and dispositions Certain acquisition and disposition items that are not considered part of the ongoing activities of the business and are special in nature are consistently excluded from non-GAAP results. These items are described below: 2018 Acquisitions and Dispositions - Amortization expense for acquisition-related intangible assets was $17.7 million in 2018. - Integration costs in 2018 related to acquisitions in France and the U.S. were $8.1 million. - 2018 transaction costs related to business acquisitions were $6.7 million. - We incurred 2018 severance charges related to our acquisitions in Argentina, France, U.S. and Brazil of $5.0 million. - Compensation expense related to the retention of key Dunbar employees was $4.1 million in 2018. - We recognized a net gain in 2018 ($2.6 million, net of statutory employee benefit) on the sale of real estate in Mexico. 2017 Acquisitions and Dispositions - Amortization expense for acquisition-related intangible assets was $8.4 million in 2017. - A net gain of $7.8 million was recognized in 2017 related to the sale of real estate in Mexico. - We incurred 2017 severance costs of $4.0 million related to our acquisitions in Argentina and Brazil. - Transaction costs were $2.6 million related to acquisitions of new businesses in 2017. - We recognized currency transaction gains of $1.8 million related to acquisition activity in 2017. 2016 Acquisitions and Dispositions - Due to management's decision in the first quarter of 2016 to exit the Republic of Ireland, the prospective impacts of shutting down this operation were included in items not allocated to segments and were excluded from the operating segments effective March 1, 2016. This activity is also excluded from the consolidated non-GAAP results. Beginning May 1, 2016, due to management's decision to also exit Northern Ireland, the results of shutting down these operations were treated similarly to the Republic of Ireland. - Amortization expense for acquisition-related intangible assets was $3.6 million in 2016. - Brink's recognized a $2.0 million loss related to the sale of corporate assets in the second quarter of 2016. Argentina highly inflationary impact Beginning in the third quarter of 2018, we designated Argentina's economy as highly inflationary for accounting purposes. As a result, Argentine peso-denominated monetary assets and liabilities are now remeasured at each balance sheet date to the currency exchange rate then in effect, with currency remeasurement gains and losses recognized in earnings. In addition, nonmonetary assets retain a higher historical basis when the currency is devalued. The higher historical basis results in incremental expense being recognized when the nonmonetary assets are consumed. In the second half of 2018, we recognized $8.0 million in pretax charges related to highly inflationary accounting, including currency remeasurement losses of $6.2 million. Reporting compliance Certain third party costs incurred related to the implementation and adoption of ASU 2016-02, the new lease accounting standard effective for us January 1, 2019 ($2.7 million), and the mitigation of material weaknesses ($1.8 million) are excluded from non-GAAP results. 39

Non-GAAP Reconciliation - Other The Brink’s Company and subsidiaries Non-GAAP Reconciliations — Other Amounts (Unaudited) (In millions) Amounts Used to Calculate Reinvestment Ratio Property and Equipment Acquired During the Period Full-Year Full Year Full Year Full Year 2015 2016 2017 2018 Capital expenditures — GAAP 101.1 112.2 174.5 155.1 Capital leases — GAAP 18.9 29.4 51.7 51.9 Total Property and equipment acquired 120.0 141.6 226.2 207.0 Venezuela property and equipment acquired (4.3) (5.0) (4.2) - CompuSafe (10.2) (13.1) (37.5) (25.1) Total property and equipment acquired excluding Venezuela & CompuSafe 105.5 123.5 184.5 181.9 Depreciation Depreciation and amortization — GAAP 139.9 131.6 146.6 162.3 Amortization of intangible assets (4.2) (3.6) (8.4) (17.7) Venezuela depreciation (3.9) (0.7) (1.7) (1.1) Reorganization and Restructuring - (0.8) (2.2) (1.9) CompuSafe (14.2) (14.9) (15.6) (15.9) Depreciation and amortization — Non-GAAP (excluding CompuSafe) 117.6 111.6 118.7 125.7 Reinvestment Ratio 0.9 1.1 1.6 1.4 40

Non-GAAP Reconciliation – Cash Flows The Brink’s Company and subsidiaries (In millions) Full Year Full Year 2017 2018 Cash flows from operating activities Operating activities - GAAP $ 296.4 $ 364.1 Venezuela operations (17.3) (0.4) (Increase) decrease in restricted cash held for customers (44.3) (44.4) (Increase) decrease in certain customer obligations(a) (6.1) 1.7 Operating activities - non-GAAP $ 228.7 $ 321.0 Capital expenditures – GAAP (174.5) (155.1) Venezuela property and equipment acquired 4.2 - Free cash flow before dividends $ 58.4 $ 165.9 (a) To adjust for the change in the balance of customer obligations related to cash received and processed in certain of our secure Cash Management Services operations. The title to this cash transfers to us for a short period of time. The cash is generally credited to customers’ accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources. Free cash flow before dividends is a supplemental financial measure that is not required by, or presented in accordance with GAAP. The purpose of this non-GAAP measure is to report financial information excluding cash flows from Venezuela operations, the impact of cash received and processed in certain of our Cash Management Services operations and capital expenditures, adjusted for Venezuela property and equipment acquired. We believe this measure is helpful in assessing cash flows from operations, enables period-to- period comparability and is useful in predicting future cash flows. This non-GAAP measure should not be considered as an alternative to cash flows from operating activities determined in accordance with GAAP and should be read in conjunction with our consolidated statements of cash flows. 41

Non-GAAP Reconciliation – Net Debt The Brink’s Company and subsidiaries Non-GAAP Reconciliations - Net Debt (Unaudited) (In millions) December 31, December 31, (In millions) 2017 2018 Debt: Short-term borrowings $ 45.2 $ 28.9 Long-term debt 1,191.5 1,525.1 Total Debt 1,236.7 1,554.0 Restricted cash borrowings(a) (27.0) (10.5) Total Debt without restricted cash borrowings 1,209.7 1,543.5 Less: Cash and cash equivalents 614.3 343.4 Amounts held by Cash Management Services operations(b) (16.1) (14.1) Cash and cash equivalents available for general corporate purposes 598.2 329.3 Net Debt $ 611.5 $ 1,214.2 a) Restricted cash borrowings are related to cash borrowed under lending arrangements used in the process of managing customer cash supply chains, which is currently classified as restricted cash and not available for general corporate purposes. b) Title to cash received and processed in certain of our secure Cash Management Services operations transfers to us for a short period of time. The cash is generally credited to customers’ accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources and in our computation of Net Debt. Net Debt is a supplemental non-GAAP financial measure that is not required by, or presented in accordance with GAAP. We use Net Debt as a measure of our financial leverage. We believe that investors also may find Net Debt to be helpful in evaluating our financial leverage. Net Debt should not be considered as an alternative to Debt determined in accordance with GAAP and should be reviewed in conjunction with our consolidated balance sheets. Set forth above is a reconciliation of Net Debt, a non-GAAP financial measure, to Debt, which is the most directly comparable financial measure calculated and reported in accordance with GAAP, as of December 31, 2017 and December 31, 2018. 42